Exhibit 99.1

John M. Ballbach Chairman, President and CEO Deutsche Bank Leveraged Finance Conference October 1, 2009

Safe Harbor / Non-GAAP Measures Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the SEC filings of VWR International's parent company, VWR Funding, Inc. During this presentation, we will be referring to certain financial measures not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") including Bank Credit Agreement EBITDA ("BCA EBITDA") as well as net sales and pro-forma net sales for the last twelve months ended June 30, 2009. Reconciliations of these non-GAAP financial measures to net income (loss) and net sales, respectively, are contained in this presentation or in the Appendix to this presentation. 2

About VWR We enable science by supplying the pharmaceutical and bio-pharmaceutical industry with the products, equipment and onsite services they need to advance the world's most critical research; products like chemicals, glassware, furniture, lab supplies and safety products. With over 150 years of experience, no other distributor can match the industry experience, global reach, on-site support and breadth of products of VWR. VWR has over 6,500 employees around the world working to streamline the way researchers across North America, Europe and Asia stock and maintain their labs. Going beyond simply supplying the products, we provide a turnkey solution so companies can focus on core research and discovery. From managing procurement to integrating supply chains, we allow research facilities and labs to run at maximum efficiency. 3

Attractive Industry - Promising Growth Prospects Favorable growth characteristics: 4-5% per annum Favorable competitive structure: VWR #2 position globally Highly fragmented industry with substantial room for consolidation Customers increasingly focusing on: Efficient and cost effective procurement Reduced investment Complementary services $28 Billion Global Lab Supply Industry (1) (1): Trade association data and VWR management estimates 4 Stable & attractive industry characteristics with promising growth prospects

Built Through a Series of Ownership Changes 5

Our Strategies Increasing productivity and profitability Customer service and support Distribution operations Controlling our cost structure Leveraging our global shared services center Expanding our global presence Build scale and capabilities in emerging markets Targeted acquisitions and efficient integration Expand our sourcing capabilities, supplier network and product lines 6

VWR Value Proposition Benefits to Suppliers Market Reach - Global Distribution Channel Sales Growth and Cost Containment Focus on Core Competencies Suppliers Customers Product Offerings Procurement Solutions Site Services Stockroom Services Technical Services Furniture Production Chemicals Value-Added Services Consumables Chemicals Reagents Equipment Instruments Apparel 7 Major Pharmaceutical Biotechnology Chemical Technology Clinical Global Local / Regional Universities Research Institutes Environmental Testing Primary Schools Secondary Schools Benefits to Customers Unbiased Product Choice Just-in-Time Procurement Customized Service Offerings Lower Fulfillment Costs Providing unparalleled distribution of supplier products to customers

Balanced/Diversified Product and Customer Mix Approximately 75% of net sales constitute basic consumables to support core activity research Stable and predictable growth across resilient sectors No single customer represents more than 3% of net sales Private label / globally-sourced product expansion opportunities 8 Products (1) Customers (1) Consumables 75% (1): Product and customer data is based on 2008 consolidated net sales.

Well-Positioned for Growth & Global Reach Leader in the global lab supply industry: #1 position in Europe / Lab Distribution #2 position in North America / Lab Distribution #1 position in Science Education Significant growth opportunities: Europe/Eastern Europe Asia Pacific expansion Rest of World (i.e. Japan, Australia, South America) 9 2008 Consolidated Net Sales - $3,759.2 million ($ in millions)

Recent Acquisition History / Geographic Expansion 10 Continuing growth through acquisitions and geographic expansion (1): Represents internal activities .

Asia Pacific Expansion RDC We anticipate opening our first regional distribution center (RDC) in Singapore during the fourth quarter of 2009 A RDC allows us to transition from an export model to a regional distribution model: Expanding / improving product distribution capabilities Decreasing fulfillment / turnaround times Improving customer service levels The RDC is expected to complement acquisition activities in this region 11

Largest Supplier of Science Education Materials World's largest supplier of science education materials to primary and secondary schools Total industry sales in North America are estimated to be in excess of $600 million Multi-brand and multi-line catalog supplier of a wide range of products including educational supplies, products, specimens, specialized science kits and support products to K-12 and college science education customers, with particular strength in Biology, Chemistry, Physics and Earth Science More than 1,500 suppliers and more than 150,000 customers, primarily in North America Three distribution centers and more than 45,000 products Extensive Family of Brands Kits Earth Science / Geology Chemistry Elementary Science & Math Lab & Classroom Furniture Biology Forensics Biotechnology Lab Supplies Physics Comprehensive Solutions 12

VWR Financial Performance - Net Sales ($ in millions) Consolidated Net Sales (1) Private and Confidential - Do Not Distribute 2004-2006 period figures are as previously reported in VWR International's filings with the SEC. Figures for the 2007, 2008 and LTM June 30, 2009 periods reflect pro-forma net sales which include adjustments to consolidated net sales for the acquisitions of KMF Laborchemie Handels GmbH, Bie & Berntsen A-S, Omnilabo International B.V., Jencons (Scientific) Limited, Spektrum-3d Kft and Omnilab AG as if these acquisitions were wholly-owned during the applicable 12 month period. Consolidated net sales for 2007 were $3,522.0 million, as reported, which includes $1,699.3 million during the predecessor period (January 1 through June 29, 2007) and $1,822.7 million during the successor period (June 30 through December 31, 2007). 4.4% Y-O-Y Growth: 3.8% 9.2% 7.6% 6.4% 13 2004-2008 CAGR = 6.0%

VWR Financial Performance - BCA EBITDA Consolidated BCA EBITDA (1) ($ in millions) Private and Confidential - Do Not Distribute 13.1% Y-O-Y Growth: 13.0% 22.1% BCA EBITDA Margin: 6.4% 6.9% 7.5% 8.4% 9.1% 3.8% 15.4% (1) BCA EBITDA for the periods 2004-2006 as calculated per VWR International's April 7, 2004 Credit Agreement (which was terminated as of June 29, 2007). BCA EBITDA for the 2007, 2008 and LTM June 30, 2009 periods are calculated per VWR Funding's June 29, 2007 Credit Agreement, which is currently in effect. See Appendices A-2 through A-4 for reconciliations of this non-GAAP measure to net income (loss) and for more information. 14 9.9%

Benefits of Our Debt Structure Flexibility Modest covenant compliance (no financial maintenance covenants) Ability to make targeted acquisitions Ability to convert certain short term borrowings to long term Ability to defer cash interest payments under our bonds Extended debt maturity profile (vast majority beyond 2013) Availability of additional capital Up to $250 mm of available funds under our Revolving Credit Facility Up to $300 mm of additional funds may be requested under the accordion feature of our SSCF, provided certain conditions are met Security Highly rated financial counterparties Limited exposure to variable interest rates through use of swaps 15

Debt Maturity Profile Limited debt maturities for next 4+ years Total Debt above excludes compensating debt balances (which are fully offset by compensating cash balances as per cash pooling arrangements). 16 12/31/2008 6/30/2009 Contractual Debt Amortization as of June 30, 2009 Contractual Debt Amortization as of June 30, 2009 Contractual Debt Amortization as of June 30, 2009 Contractual Debt Amortization as of June 30, 2009 Contractual Debt Amortization as of June 30, 2009 Contractual Debt Amortization as of June 30, 2009 Contractual Debt Amortization as of June 30, 2009 Contractual Debt Amortization as of June 30, 2009 Contractual Debt Amortization as of June 30, 2009 Contractual Debt Amortization as of June 30, 2009 Contractual Debt Amortization as of June 30, 2009 (USD in millions) Balance Balance 2009 2010 2011 2012 2013 2014+ Total Revolving Credit Facility due 2013 $ 54.7 $ 23.9 $ - $ - $ - $ - $ 23.9 $ - $ 23.9 Term Loan (USD) due 2014 615.0 615.0 3.1 6.2 6.2 6.2 6.2 587.1 615.0 Term Loan (Euro) due 2014 835.1 848.0 4.1 8.3 8.3 8.3 8.3 810.7 848.0 Senior Secured Credit Facility Debt Senior Secured Credit Facility Debt 1,504.8 1,486.9 7.2 14.5 14.5 14.5 38.4 1,397.8 1,486.9 10.25% / 11.25% Senior Notes due 2015 10.25% / 11.25% Senior Notes due 2015 675.0 675.0 - - - - - 675.0 675.0 10.75% Senior Subordinated Notes due 2017 10.75% Senior Subordinated Notes due 2017 10.75% Senior Subordinated Notes due 2017 527.3 534.0 - - - - - 534.0 534.0 8.00% Senior Subordinated Notes due 2014 8.00% Senior Subordinated Notes due 2014 8.00% Senior Subordinated Notes due 2014 1.0 1.0 - - - - - 1.0 1.0 Other 1.2 2.0 2.0 - - - - - 2.0 Total Debt (Excluding Capital Leases) Total Debt (Excluding Capital Leases) 2,709.3 2,698.9 $ 9.2 $ 14.5 $ 14.5 $ 14.5 $ 38.4 $ 2,607.8 $ 2,698.9 Capital Lease Obligations 5.6 10.6 Total Debt (1) 2,714.9 2,709.5 Less: Cash and Cash Equivalents (42.0) (59.6) Net Debt $ 2,672.9 $ 2,649.9

Key Take-Aways Proven industry leader with increasingly global reach History of growth & profitability with considerable resilience to current broader market turmoil Delivering value to customers through a structured choice of branded and private label offerings Aggressively managing costs with global sourcing potential Enjoy covenant-lite capital structure and attractive debt maturity profile in difficult credit market conditions Focused on reinforcing competitive position through acquisitions and global expansion 17

Appendix

Appendix A-1 A-1 Forward-Looking Information Statement All statements included in or made during this presentation other than statements of historical fact may constitute forward-looking statements within the meaning of the federal securities laws. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, there can be no assurances that the assumptions and expectations will prove to be correct. The following are among the factors that could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in our forward-looking statements: actions by, and our ability to maintain existing business relationships and practices with, suppliers, customers, carriers and other third parties; loss of our key executive officers; our ability to consummate and integrate potential acquisitions; the effect of political and economic conditions, inflation and interest rates worldwide; the effect of changes in laws and regulations, including changes in accounting standards, trade, tax, price controls and other regulatory matters; increased competition from other companies in our industry and our ability to retain or increase our market shares in the principal geographical areas in which we operate; and our ability to generate sufficient funds to meet our debt service obligations, capital expenditure program requirements, ongoing operating costs, acquisition financing and working capital needs. Any such forward-looking statements should be considered in light of such important factors and in conjunction with VWR Funding, Inc.'s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarterly periods ended June 30, 2009 and March 31, 2009.

Appendix A-2 A-2 References to "Bank Credit Agreement EBITDA" or "BCA EBITDA" "Bank Credit Agreement EBITDA" or "BCA EBITDA" as presented in this presentation is a financial performance measure that is or was required to be calculated pursuant to the applicable credit agreement of VWR Funding or VWR International. Under VWR International's previous credit agreement, this non-GAAP measure was required to measure VWR International's compliance with certain covenant ratio tests and to determine the credit spread on certain loans. Under VWR Funding's new credit agreement, this non-GAAP measure is required to determine the credit spread on certain loans and fees. The calculations of this financial measure are similar under each such credit agreement but not identical. "Bank Credit Agreement EBITDA" or "BCA EBITDA" is a non-GAAP financial measure, and should not be considered as an alternative to net income (loss) or any other GAAP measure of performance or liquidity. As specified in this presentation, this non-GAAP measure eliminates the effect of charges primarily associated with financing decisions, tax regulations, capital investments and certain non-cash and extraordinary, unusual or non-recurring items. In addition to the lenders under each applicable credit agreement, management believes that this non-GAAP measure is a key financial metric also used by other members of the investment community to evaluate and measure operating performance.

Appendix A-3 A-3 Bank Credit Agreement EBITDA for the years ended December 31, 2004, 2005 and 2006 was calculated in accordance with VWR International's April 7, 2004 Credit Agreement, which was terminated June 29, 2007 in connection with the acquisition of VWR International's parent company, VWR Funding, Inc., by affiliates of Madison Dearborn Partners, LLC. Bank Credit Agreement EBITDA for the years ended December 31, 2008 and 2007 is calculated in accordance with VWR Funding, Inc.'s June 29, 2007 Credit Agreement, which was entered into in connection with VWR Funding, Inc.'s acquisition by affiliates of Madison Dearborn Partners, LLC. The results for the "predecessor" period (January 1, 2007 through June 29, 2007) have been combined with the results for the "successor" period (June 30, 2007 through December 31, 2007) for purposes of the above reconciliation for the year ended December 31, 2007. Non-cash charges include pension, postretirement and post employment benefit expenses, net of cash contributed to the respective plans in that year; amortization of direct response catalog costs for those catalogs with useful lives greater than one year; charges for equity compensation; LIFO adjustments; and currency translation gains or losses attributable to indebtedness. Other extraordinary, unusual or non-recurring items include charges for severance costs; non-routine inventory reserve adjustments; gains or losses on the sale of businesses, facilities and/or property and equipment; asset impairments; and other extraordinary, unusual or non-recurring gains, losses, charges or credits. Adjustments for pro-forma effect of material acquisitions are reflected on a pro-forma basis as if the acquisitions of AGB Scientific Ltd. and Advanced Instruments Sales & Service, Inc. occurred on January 1, 2005, the acquisitions of KMF Laborchemie Handels GmbH and Omnilabo International B.V. occurred on January 1, 2007. and the acquisitions of Jencons (Scientific) Limited, Spektrum-3d Kft and Omnilab AG occurred on January 1, 2008. Merger expenses include $36.8 million incurred primarily during the second quarter of 2007 in connection with the acquisition of VWR Funding, Inc. by affiliates of Madison Dearborn Partners, LLC. Management fees relate to fees payable to Madison Dearborn Partners, LLC, Avista Capital Partners, LLC and affiliates during the 2007 successor period and payable to VWR Funding, Inc.'s prior owner during the 2007 predecessor period.

Appendix A-4 A-4 Bank Credit Agreement EBITDA for the periods presented is calculated in accordance with VWR Funding, Inc.'s June 29, 2007 Credit Agreement, which was entered into in connection with VWR Funding, Inc.'s acquisition by affiliates of Madison Dearborn Partners, LLC. Non-cash charges include pension, postretirement and post employment benefit expenses, net of cash contributed to the respective plans in that year; amortization of direct response catalog costs for those catalogs with useful lives greater than one year; charges for equity compensation; LIFO adjustments; and currency translation gains or losses attributable to indebtedness. Other extraordinary, unusual or non-recurring items includes charges for asset impairments and cost-reduction actions. Management fees relate to fees payable to Madison Dearborn Partners, LLC, Avista Capital Partners, LLC and affiliates.